UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 20, 2007

RTG VENTURES, INC.
(Exact name of registrant as specified in this charter)

Florida	333-85072	59-3666743
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

c/o Paykin, Krieg &Adams, LLP
185 Madison Avenue
New York, New York 10016
(Address and Zip Code of Principal Executive Offices)

Issuer's Telephone Number: (917) 488-6473

[_]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement communications pursuant to Rule 133-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On January 20, 2010, RTG Ventures, Inc., a Florida corporation (the “Company”), Atlantic Network Holdings Limited, a Guernsey company limited by shares ("ANHL"), New Media Television (Europe) Limited, a United Kingdom private company limited by shares and a majority owned subsidiary of ANHL ("NMTV"), and certain outside shareholders of NMTV entered into a third Amendment to Share Exchange Agreement (the “Amendment 3”) which amended the terms of a Share Exchange Agreement and the first Amendment dated December 21, 2007 (“Amendment 1”) and the second Amendment dated September 9 2008 previously entered into by the parties.

As was previously reported in the Company’s Current Report on Form 8-K filed with the Commission on March 21, 2007, on March 20, 2007 the Company entered into a Share Exchange Agreement with ANHL, NMTV and certain outside shareholders of NMTV (the "Exchange Agreement") pursuant to which ANHL and the outside shareholders of NMTV agreed to exchange all of their shares in NMTV for a 90% equity interest in the Company, NMTV would become a wholly-owned subsidiary of the Company and ANHL would own an approximate 80% interest in the Company.

As modified by the Amendment 1, the Exchange Agreement provided for ANHL and the outside shareholders of NMTV to receive a 75% equity interest in the Company and ANHL will own an approximate 65% interest in the Company. Amendment 2 states that the new shareholders, ANHL and shareholders of NMTV, will now receive a total of 1,273,059 of Preferred Stock of RTG Ventures instead of Common Stock. The Preferred Stock will be restricted for one year from Closing after which time one Preferred Share may be converted into 100 Common Shares. Until converted one Preferred Share will have voting rights equal to 100 Common Shares.

Amendment 3 states that no one company will be the majority shareholder in NMTV and that the share reversal of existing RTGV shareholders to 42,435,315 shares will not occur until all proposed Preferred Shares have been used for acquisition.

Item 9.01 Financial Statements and Exhibits.

(b) Exhibits

99.1*
Share Exchange Agreement, dated March 20, 2007, by and among RTG Ventures, Inc., Atlantic Network Holdings Limited, the Outside Stockholders Listed on Exhibit A thereto and New Media Television (Europe) Limited.

99.2**
Amendment to Share Exchange Agreement, dated December 21, 2007, by and among RTG Ventures, Inc., Atlantic Network Holdings Limited, the outside Stockholders listed on Exhibit A thereto and New Media Television (Europe) Limited.

99.2***
Amendment to Share Exchange Agreement, dated September 9, 2008, by and among RTG Ventures, Inc., Atlantic Network Holdings Limited, the outside Stockholders listed on Exhibit A thereto and New Media Television (Europe) Limited.

99.2****
Amendment to Share Exchange Agreement, dated January 20, 2010, by and among RTG Ventures, Inc., Atlantic Network Holdings Limited, the outside Stockholders listed on Exhibit A thereto and New Media Television (Europe) Limited.

* Previously filed as Exhibit 99.1 to the registrant’s Current Report on Form 8-K filed with the Commission on March 21, 2007.
** Previously filed as Exhibit 99.2 to the registrant’s Current Report on Form 8-KA filed with the Commission on December 21, 2007.
*** Previously filed as Exhibit 99.2 to the registrant’s Current Report on Form 8-KA filed with the Commission on Septemberr 21, 2007.
**** Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RTG VENTURES, INC.
(Registrant)

Dated: January 20, 2010	By: /s/ Linda Perry
Linda Perry, Chief Executive Officer

IN WITNESS WHEREOF, the parties have executed this Amendment as of the 20th day of January, 2010.

RTG:

RTG VENTURES, INC.

By: /s/ Linda Perry
Name: Linda Perry
Title:   Chief Executive Officer

HOLDINGS:

ATLANTIC NETWORK HOLDINGS LIMITED

By:   Ian Macdonald
Name: Ian Macdonald
Title:   Director

THE COMPANY:

NEW MEDIA TELEVISION (EUROPE) LIMITED

By:   Ian Macdonald
Name: Ian Macdonald
Title:   Director